UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

☑    Filed by the Registrant    ☐    Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FuelCell Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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On March 18, 2021, the following information was sent via email to registered owners of FuelCell Energy, Inc.’s common stock:

You are receiving this email because either the company has supplied additional information for your review or we have not yet received your voting instructions. If you have already voted and do not wish to change your instructions, there is no need to resubmit your vote. As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: April 7, 2021 Control Number: 0123456789012345 Ways to Vote Go to ProxyVote.com Call 1-800-690-690 3This email represents the following share(s):FUELCELL ENERGY INC -COMMON STOCK 123,456,789,012.00000 FUELCELL ENERGY, INC. - RSA 123,456,789,012.00000 FUELCELL ENERGY, INC. _ OLD 123,456,789,012.00000 FUELCELL ENERGY, INC. _ (OLD) 123,456,789,012.00000 D99 123,456,789,012.00000 E99 123,456,789,012.00000 F99 123,456,789,012.00000 FUELCELL ENERGY, INC. 123,456,789,012.00000 FUELCELL ENERGY, INC. 123,456,789,012.00000 Important Materials: Annual Report Proxy Statement Attend the Virtual Meeting Attend the Meeting For holders as of February 12, 2021 Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.(c) 1997-2021 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

On March 18, 2021, the following information was sent via email to beneficial owners of FuelCell Energy, Inc.’s common stock:

SPECIMEN According to our latest records, we have not received your voting instructions! Important proxy voting material is ready for your action. As an investor in this security, you have the right to vote on important issues. Make your voice heard now!Control Number: 0123456789012345 Account Number: 3456789012345678901 Meeting Date: April 8, 2021 Ways to Vote Go to ProxyVote.com Call 1-800-454-8683 At the Meeting Important Materials : Annual Report Proxy Statement Attend the Virtual Meeting Attend the Meeting For holders as of February 12, 2021 CUSIP: 35952H601 Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.(c) 1997-2021 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners .Email Settings | Terms and Conditions | Privacy Statement